UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 12, 2005

Date of Report (Date of earliest event reported)

TNS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32033	36-4430020
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191-1406

(Address of principal executive offices and zip code)

(703) 453-8300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operation and Financial Condition.

Item 7.01.   Regulation FD Disclosure.

A copy of the presentation given by the Registrant on May 12, 2005 regarding an overview of the operations of the company is attached as Exhibit 99.1.  This information is being furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K.  This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNS, INC.

Dated: May 12, 2005	By:	/s/ Henry H. Graham, Jr.
Henry H. Graham, Jr.
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Presentation given May 12, 2005 regarding an overview of the operations of the Registrant.